UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of the Merger

On December 18, 2024 (the “Closing Date”), Banzai International, Inc., a Delaware corporation (“Banzai” or the “Company”), closed a previously announced merger (the “Merger”, the consummation of the Merger, the “Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”), that was formed solely for purposes of consummating the Merger. On or prior to the Closing Date, the closing conditions as set forth in the Merger Agreement were satisfied or otherwise waived by the parties thereto, and upon Closing, the Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity (the “Surviving Entity”) thereafter as a direct and wholly owned subsidiary of Banzai named “OpenReel, Inc.”.

At the effective time of the Merger (the “Effective Time”), each share of capital stock of OpenReel issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenter’s rights have been properly exercised and certain other excluded shares) was converted into the right to receive Banzai Class A Common Stock, par value US$0.0001 per share (the “Banzai Class A Common Stock”), and pre-funded warrants, each exercisable for one (1) share of Banzai Class A Common Stock at an exercise price of US$0.0001 (the “Pre-Funded Warrants”) issued in lieu thereof, in an amount equal to the quotient of $19,600,000 divided by the Conversion Price (as defined in the Merger Agreement) (the “Merger Consideration”).

The Merger Consideration consisted of an aggregate of 930,558 shares of Banzai Class A Common Stock and 11,769,501 Pre-Funded Warrants. The shares of Banzai Class A Common Stock and Pre-Funded Warrants issued by Banzai to the OpenReel Stockholders pursuant to the Merger Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Merger Agreement is filed herewith as Exhibit 2.1 hereto and incorporated herein by reference. The above description of the Merger Agreement is qualified in its entirety by reference to such exhibit. A copy of the form of Pre-Funded Warrant is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The above description of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

The Special Meeting of the Company’s Stockholders

Pursuant to the Merger Agreement, the Company agreed to convene and hold a special meeting of its stockholders (the “Special Meeting”) to approve, among other matters, the issuance of shares of Banzai Class A Common Stock upon exercise of the Pre-Funded Warrants in excess of 19.99% of the outstanding shares of Banzai Class A Common Stock and Class B common stock, par value US$0.0001 (the “Banzai Class B Common Stock”, and together with the Banzai Class A Common Stock the “Common Stock”) immediately prior to the Closing (the “Ownership Limitation Proposal”).

In connection with the Special Meeting, on December 10, 2024, Joseph P. Davy, the Company’s Chief Executive Officer, who held approximately 85.64% of Banzai’s total voting power as of the date of the Merger Agreement, entered into a Voting and Support Agreement (the “Voting and Support Agreement”) with the Company that obligates him to vote all the shares of Banzai Class B Common Stock beneficially owned by him in favor of the Ownership Limitation Proposal.

A copy of the Voting and Support Agreement was filed as Exhibit 10.3 to the Form 8-K of the Company filed with on December 10, 2024, and is incorporated herein by reference. The above description of the Voting and Support Agreement is qualified in its entirety by reference to such exhibit.

Registration Rights Agreement

In connection with and as a condition to closing under the Merger Agreement, on the Closing Date, Banzai executed and delivered to each OpenReel Stockholder a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Banzai agreed to register for resale following the Closing, on an applicable registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Banzai Class A Common Stock issued to the OpenReel Stockholders and the shares of Banzai Class A Common Stock issuable upon exercise of the Pre-Funded Warrants.

A copy of the form of Registration Rights Agreement was filed as Exhibit 10.1 to the Form 8-K of the Company filed with on December 10, 2024, and is incorporated herein by reference. The above description of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

Series FE Preferred Stock

In connection with and as a condition to closing under the Merger Agreement, on the Closing Date, the Company issued one (1) share of series FE preferred stock, par value US$0.0001 per share (the “Series FE Preferred Stock”), to one of the OpenReel Stockholders, FE IV OR Aggregator, LLC, and filed the certificate of designation (the “Certificate of Designation”) of such Series FE Preferred Stock with the Secretary of State of the State of Delaware.

A copy of the Certificate of Designation setting forth the terms of the Series FE Preferred Stock is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The above description of the Series FE Preferred Stock is qualified in its entirety by reference to such exhibit.

Corporate Governance

Immediately prior to the Closing, the directors and officers of OpenReel tendered their resignation, effective upon Closing. Joeseph P. Davy was appointed as the sole director and President of the Surviving Entity, and Alvin Yip was appointed as Secretary and Treasurer, all of which are effective upon Closing.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure

On December 19, 2024, Banzai and OpenReel issued a joint press release announcing the Closing of the Merger. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transactions contemplated by the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Banzai undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. Banzai and OpenReel may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Banzai are set forth in its filings with the SEC, including Banzai’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Banzai’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

Item 9.01 Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 10, 2024, by and among Banzai International, Inc., Banzai Reel Acquisition, Inc. ClearDoc, Inc., and certain stockholders of ClearDoc, Inc.
3.1	Certificate of Designation of Series FE Preferred Stock
10.1	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 10, 2024).
10.2	Form of Pre-Funded Warrant
10.3	Voting and Support Agreement, dated December 10, 2024, by and between Joseph P. Davy and Banzai International Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 10, 2024).
99.1	Press Release, dated December 19, 2024, issued by Banzai International, Inc. and ClearDoc, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

* Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer